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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report: June 30, 1998
                       (Date of earliest event reported)


                            AMB PROPERTY CORPORATION
             (exact name of registrant as specified in its charter)


          MARYLAND                   COMMISSION FILE:             94-3281941
(State or other jurisdiction             1-13545              (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)


                             505 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
          (Address of Principal executive offices, including zip code)


                                 (415) 394-9000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On June 30, 1998, AMB Property, L.P., a subsidiary of AMB Property Corporation, completed a public offering of $400 million principal amount of senior debt securities, unconditionally guaranteed by the Registrant, comprised of $175 million aggregate principal amount of 7.10% notes due 2008, $125 million aggregate principal amount of 7.50% notes due 2018, and $100 million aggregate principal amount of 6.90% Reset Put Securities (REPS(SM)) due 2015-Putable/Callable 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMB PROPERTY CORPORATION


Date: June 30, 1998                     By /s/ MICHAEL A. COKE
                                           -------------------------------------
                                           Name:  Michael A. Coke
                                           Title: Vice President and Director of
                                                  Financial Management Reporting
                                                  (Principal Accounting Officer)











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